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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


Date of Report: October 17, 2002
(Date of earliest event reported)

Commission File No. 333-97547



                    Bank of America Mortgage Securities, Inc.
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        Delaware                                          94-324470
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(State of Incorporation)                    (I.R.S. Employer Identification No.)


    201 North Tryon Street, Charlotte, North Carolina,              28255
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Address of principal executive offices                           (Zip Code)


                                 (704) 387-2111
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               Registrant's Telephone Number, including area code


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   (Former name, former address and former fiscal year, if changed since last report)

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ITEM 5.  Other Events

      Attached as an exhibit are the Collateral Term Sheets (as defined in the no-action letter dated February 17, 1995 issued by the Securities and Exchange Commission to the Public Securities Association) prepared by Banc of America Securities LLC which are hereby filed pursuant to such letter.

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ITEM 7.   Financial Statements and Exhibits

          (c) Exhibits

Item 601(a)
of Regulation S-K
Exhibit No.                               Description
----------                                -----------
      (99)                                Collateral Term Sheets
                                          prepared by Banc of America
                                          Securities LLC in connection
                                          with Bank of America Mortgage
                                          Securities, Inc., Bank of America
                                          Alternative Loan Trust 2002-1,
                                          Mortgage Pass-Through Certificates

                                       -3-

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           Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                               BANK OF AMERICA MORTGAGE
                                               SECURITIES, INC.


October 17, 2002

                                               By:  /s/ Judy Lowman
                                                   ------------------------
                                                   Judy Lowman
                                                   Vice President

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                                INDEX TO EXHIBITS

                                                               Paper (P) or
Exhibit No.          Description                               Electronic (E)
-----------          -----------                               --------------

   (99)              Collateral Terms Sheets                   E
                     prepared by Banc of America
                     Securities LLC in connection
                     with Bank of America Mortgage
                     Securities, Inc., Bank of America
                     Alternative Loan Trust 2002-1
                     Mortgage Pass-Through Certificates

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